EXHIBIT 99.1

         NEW YORK, April 23, 1998 -- American Express Company today reported first quarter net income of $460 million, up from $454 million in the same period a year ago. Diluted earnings per share rose 4 percent to $0.98 compared with $0.94. Revenues totaled $4.5 billion, up 9 percent from $4.2 billion. The Company's return on equity was 23.1 percent.

         The 1998 results reflect strong earnings and revenue growth at Travel Related Services and American Express Financial Advisors. The results also reflect significant items: a $213 million credit loss provision ($138 million after-tax) at American Express Bank related to exposures in the Asia/Pacific region, and income in the Corporate and Other segment of $106 million ($78 million after-tax) from sales of common stock of First Data Corporation and receipt of a preferred stock dividend based on earnings of Lehman Brothers.

         Travel Related Services (TRS) reported record quarterly net income of $315 million, up 18 percent from $267 million in the first quarter a year ago. Results for both periods exclude the Travelers Cheque business, which is now reported as part of a new segment along with American Express Bank.

         TRS net revenues increased 8 percent from a year ago reflecting higher billed business domestically and in all major international markets, as well as growth in Cardmember loans and wider interest margins. The improvement in billed business was driven by a greater number of cards outstanding and higher spending per basic Cardmember, which reflects the benefits of rewards programs and expanded merchant coverage. Interest margins widened largely because a lower proportion of the card portfolio was on introductory rates.

         Provisions for losses rose, reflecting higher volumes overall and increased loss rates in the consumer lending portfolio. Marketing and promotion expenses increased in support of business building initiatives.

         American Express Financial Advisors (AEFA) reported record quarterly net income of $186 million, up 18 percent from $157 million a year ago.

         Revenue and earnings growth benefited from an increase in managed assets, reflecting stock market appreciation and record sales of mutual funds. Investment certificate sales increased over last year; sales of annuities and life and other insurance products declined. Other operating expenses rose primarily reflecting increased spending on technology, advertising and other costs related to higher business volumes.

         American Express Bank/Travelers Cheque (AEB/TC) reported a quarterly net loss of $83 million, compared with net income of $69 million a year ago. This segment now includes the Travelers Cheque business, which had been part of TRS, as well as AEB, which previously had been reported as a separate segment.

         Results for the quarter include a $233 million provision for credit losses up from $10 million a year ago: $213 million of the increase relates to AEB's business in the Asia/Pacific region, particularly Indonesia. AEB had approximately $3.7 billion outstanding in total loans and other credit exposures in the Asia/Pacific region at March 31, 1998, down from $4.3 billion at year-end 1997. American Express has taken steps to ensure that AEB remains well capitalized, as defined by regulatory guidelines.

         Foreign exchange trading revenues increased, primarily in Asia, which was partially offset by a decline in net interest income.

         The prior year's results included approximately $24 million ($16 million after-tax) of increased recognition of recoveries on abandoned property related to the Travelers Cheque business, which is included in other revenues.

         Corporate and Other reported net income of $42 million, compared with an expense of $39 million in 1997. The current year includes income of $106 million ($78 million after-tax) representing: a $60 million gain ($39 million after-tax) from sales of common stock of First Data Corporation and a $46 million preferred stock dividend ($39 million after-tax) based on earnings from Lehman Brothers.


PAGE

                        American Express Company
                        ------------------------
                            Financial Summary
                            -----------------
                               (Unaudited)
(Dollars in millions)
                                       Quarter Ended
                                          March 31,
                                      ---------------  Percentage
                                       1998      1997  Inc/(Dec)
                                       ----      ----  ----------
Revenues by Industry Segment (A)
--------------------------------
  Travel Related Services             $3,083    $2,864     7.6%
  American Express Financial Advisors  1,221     1,084    12.7
  American Express Bank/
    Travelers Cheque                     257       269    (4.5)
                                     --------  --------
                                       4,561     4,217     8.2
  Corporate and Other,
     including adjustments and
      eliminations                       (40)      (53)   24.6
                                     --------  --------

CONSOLIDATED REVENUES (A)             $4,521    $4,164     8.6
                                     ========  ========

Pretax Income by Industry Segment
---------------------------------
  Travel Related Services               $482      $417    15.6
  American Express Financial Advisors    271       236    14.8
  American Express Bank/
    Travelers Cheque                    (174)       65       -
                                     --------  --------
                                         579       718   (19.4)
  Corporate and Other                     35       (78)      -
                                     --------  --------

PRETAX INCOME                           $614      $640    (4.2)
                                     ========  ========

Net Income by Industry Segment
------------------------------
  Travel Related Services               $315      $267    18.0
  American Express Financial Advisors    186       157    18.3
  American Express Bank/
    Travelers Cheque                     (83)       69       -
                                     --------  --------
                                         418       493   (15.0)
  Corporate and Other                     42       (39)      -
                                     --------  --------

NET INCOME                              $460      $454     1.2
                                     ========  ========

(A) Revenues are reported net of interest expense, where applicable.

                        American Express Company
                        ------------------------
                      Financial Summary (continued)
                      -----------------------------
                                (Unaudited)

                                        Quarter Ended
                                           March 31,
                                        -------------  Percentage
                                        1998     1997  Inc/(Dec)
                                        ----     ----  ----------
EARNINGS PER SHARE
Basic
-----
  Net Income Per Common Share           $1.00     $0.97     3.1
                                       =======   =======
  Average common shares
   outstanding (millions)               460.7     467.9    (1.5)
                                       =======   =======

Diluted
-------
  Net Income Per Common Share           $0.98     $0.94     4.3
                                       =======   =======
  Average common shares
   outstanding (millions)               469.5     483.0    (2.8)
                                       =======   =======

Cash dividends declared per
 common share                          $0.225    $0.225       -
                                       =======   =======


                   Selected Statistical Information
                   --------------------------------
                              (Unaudited)

                                     Quarter Ended
                                        March 31,
                                     --------------    Percentage
                                     1998      1997     Inc/(Dec)
                                     ----      ----    ----------
Return on Average Equity*            23.1%     23.0%          -
Common Shares Outstanding (millions) 461.9     470.9     (1.9)%
Book Value per Common Share:
     Actual                         $20.41    $17.80     14.6 %
     Pro Forma*                     $19.19    $17.44     10.1 %
Shareholders' Equity (billions)       $9.4      $8.4     12.5 %

* Excludes the effect of SFAS #115 and for ROE, also excludes a fourth quarter 1996 $300 million gain on the exchange of the Company's DECS and $138 restructuring charge.

                            American Express Company
                            ------------------------
                                Financial Summary
                                -----------------
                                   (Unaudited)
(Dollars in millions)
                                                   Quarter Ended
                                                      March 31,
                                                         1998
                                                   -------------
Revenues by Industry Segment (A)
--------------------------------
     Travel Related Services                            $3,083
     American Express Financial Advisors                 1,221
     American Express Bank/Travelers Cheque                257
                                                       --------
                                                         4,561
     Corporate and Other,
        including adjustments and eliminations             (40)
                                                       --------

CONSOLIDATED REVENUES (A)                               $4,521
                                                       ========

Pretax Income by Industry Segment
---------------------------------
     Travel Related Services                              $482
     American Express Financial Advisors                   271
     American Express Bank/Travelers Cheque               (174)
                                                       --------
                                                           579
     Corporate and Other                                    35
                                                       --------

PRETAX INCOME                                             $614
                                                       ========

Net Income by Industry Segment
------------------------------
     Travel Related Services                              $315
     American Express Financial Advisors                   186
     American Express Bank/Travelers Cheque                (83)
                                                       --------
                                                           418
     Corporate and Other                                    42
                                                       --------

NET INCOME                                                $460
                                                       ========







                                                   Quarter Ended
                                                    December 31,
                                                         1997
                                                   -------------
Revenues by Industry Segment (A)
--------------------------------
     Travel Related Services                            $3,236
     American Express Financial Advisors                 1,202
     American Express Bank/Travelers Cheque                283
                                                       --------
                                                         4,721
     Corporate and Other,
        including adjustments and eliminations             (47)
                                                       --------

CONSOLIDATED REVENUES (A)                               $4,674
                                                       ========

Pretax Income by Industry Segment
---------------------------------
     Travel Related Services                              $439
     American Express Financial Advisors                   259
     American Express Bank/Travelers Cheque                 59
                                                       --------
                                                           757
     Corporate and Other                                   (67)
                                                       --------

PRETAX INCOME                                             $690
                                                       ========

Net Income by Industry Segment
------------------------------
     Travel Related Services                              $281
     American Express Financial Advisors                   183
     American Express Bank/Travelers Cheque                 66
                                                       --------
                                                           530
     Corporate and Other                                   (37)
                                                       --------

NET INCOME                                                $493
                                                       ========

                                                   Quarter Ended
                                                   September 30,
                                                        1997
                                                   -------------
Revenues by Industry Segment (A)
--------------------------------
     Travel Related Services                            $3,083
     American Express Financial Advisors                 1,169
     American Express Bank/Travelers Cheque                290
                                                       --------
                                                         4,542
     Corporate and Other,
        including adjustments and eliminations             (42)
                                                       --------

CONSOLIDATED REVENUES (A)                               $4,500
                                                      ========
Pretax Income by Industry Segment
---------------------------------
     Travel Related Services                              $469
     American Express Financial Advisors                   261
     American Express Bank/Travelers Cheque                 59
                                                       --------
                                                           789
     Corporate and Other                                   (71)
                                                       --------

PRETAX INCOME                                             $718
                                                       ========

Net Income by Industry Segment
------------------------------
     Travel Related Services                              $310
     American Express Financial Advisors                   184
     American Express Bank/Travelers Cheque                 67
                                                       --------
                                                           561
     Corporate and Other                                   (37)
                                                       --------

NET INCOME                                                $524
                                                       ========

                                                   Quarter Ended
                                                      June 30,
                                                        1997
                                                   -------------
Revenues by Industry Segment (A)
--------------------------------
     Travel Related Services                            $3,031
     American Express Financial Advisors                 1,143
     American Express Bank/Travelers Cheque                282
                                                       --------
                                                         4,456
     Corporate and Other,
        including adjustments and eliminations             (34)
                                                       --------

CONSOLIDATED REVENUES (A)                               $4,422
                                                       ========

Pretax Income by Industry Segment
---------------------------------
     Travel Related Services                              $460
     American Express Financial Advisors                   265
     American Express Bank/Travelers Cheque                 66
                                                       --------
                                                           791
     Corporate and Other                                   (89)
                                                       --------

PRETAX INCOME                                             $702
                                                       ========

Net Income by Industry Segment
------------------------------
     Travel Related Services                              $305
     American Express Financial Advisors                   183
     American Express Bank/Travelers Cheque                 70
                                                       --------
                                                           558
     Corporate and Other                                   (38)
                                                       --------

NET INCOME                                                $520
                                                       ========

                                                   Quarter Ended
                                                     March 31,
                                                        1997
                                                   -------------
Revenues by Industry Segment (A)
--------------------------------
     Travel Related Services                            $2,864
     American Express Financial Advisors                 1,084
     American Express Bank/Travelers Cheque                269
                                                       --------
                                                         4,217
     Corporate and Other,
        including adjustments and eliminations             (53)
                                                       --------

CONSOLIDATED REVENUES (A)                               $4,164
                                                       ========

Pretax Income by Industry Segment
---------------------------------
     Travel Related Services                              $417
     American Express Financial Advisors                   236
     American Express Bank/Travelers Cheque                 65
                                                       --------
                                                           718
     Corporate and Other                                   (78)
                                                       --------

PRETAX INCOME                                             $640
                                                       ========

Net Income by Industry Segment
------------------------------
     Travel Related Services                              $267
     American Express Financial Advisors                   157
     American Express Bank/Travelers Cheque                 69
                                                       --------
                                                           493
     Corporate and Other                                   (39)
                                                       --------

NET INCOME                                                $454
                                                       ========

(A) Revenues are reported net of interest expense, where applicable.

                             American Express Company
                             ------------------------
                           Financial Summary (continued)
                           -----------------------------
                                    (Unaudited)

                                                   Quarter Ended
                                                      March 31,
                                                        1998
                                                    ------------
EARNINGS PER SHARE
Basic
-----
  Net Income Per Common Share                           $1.00
                                                       =======
  Average common shares outstanding (000's)             460.7
                                                       =======

Diluted
-------
  Net Income Per Common Share                           $0.98
                                                       =======
  Average common shares outstanding (000's)             469.5
                                                       =======

Cash dividends declared per common share               $0.225
                                                       =======

                                                   Quarter Ended
                                                    December 31,
                                                         1997
                                                   -------------
EARNINGS PER SHARE

Basic
-----
  Net Income Per Common Share                           $1.07
                                                       =======
  Average common shares outstanding (000's)             460.7
                                                       =======

Diluted
-------
  Net Income Per Common Share                           $1.04
                                                       =======
  Average common shares outstanding (000's)             475.1
                                                       =======

Cash dividends declared per common share               $0.225
                                                       =======

                                                   Quarter Ended
                                                   September 30,
                                                        1997
                                                   -------------
EARNINGS PER SHARE

Basic
-----
  Net Income Per Common Share                           $1.13
                                                       =======
  Average common shares outstanding (000's)             463.0
                                                       =======

Diluted
-------
  Net Income Per Common Share                           $1.10
                                                       =======
  Average common shares outstanding (000's)             477.9
                                                       =======

Cash dividends declared per common share               $0.225
                                                       =======

                                                   Quarter Ended
                                                      June 30,
                                                        1997
                                                   -------------
EARNINGS PER SHARE

Basic
-----
  Net Income Per Common Share                           $1.12
                                                       =======
  Average common shares outstanding (000's)             465.1
                                                       =======
Diluted
-------
  Net Income Per Common Share                           $1.08
                                                       =======
  Average common shares outstanding (000's)             480.1
                                                       =======

Cash dividends declared per common share               $0.225
                                                       =======

                                                   Quarter Ended
                                                      March 31,
                                                        1997
                                                   -------------
EARNINGS PER SHARE

Basic
-----
  Net Income Per Common Share                           $0.97
                                                       =======
  Average common shares outstanding (000's)             467.9
                                                       =======

Diluted
-------
  Net Income Per Common Share                           $0.94
                                                       =======
  Average common shares outstanding (000's)             483.0
                                                       =======

Cash dividends declared per common share               $0.225
                                                       =======
/TABLE

                    Selected Statistical Information
                    --------------------------------
                              (Unaudited)

                                                   Quarter Ended
                                                      March 31,
                                                         1998
                                                   -------------
Return on Average Equity*                                23.1%
Common Shares Outstanding (millions)                     461.9
Book Value per Common Share:
     Actual                                             $20.41
     Pro Forma*                                         $19.19
Shareholders' Equity (billions)                           $9.4

                                                   Quarter Ended
                                                    December 31,
                                                         1997
                                                   -------------

Return on Average Equity*                                23.5%
Common Shares Outstanding (millions)                     466.4
Book Value per Common Share:
     Actual                                             $20.53
     Pro Forma*                                         $19.29
Shareholders' Equity (billions)                           $9.6

                                                   Quarter Ended
                                                   September 30,
                                                         1997
                                                   -------------

Return on Average Equity*                                23.3%
Common Shares Outstanding (millions)                     465.8
Book Value per Common Share:
     Actual                                             $19.57
     Pro Forma*                                         $18.41
Shareholders' Equity (billions)                           $9.1

                                                   Quarter Ended
                                                      June 30,
                                                        1997
                                                   -------------

Return on Average Equity*                                23.2%
Common Shares Outstanding (millions)                     468.9
Book Value per Common Share:
     Actual                                             $18.82
     Pro Forma*                                         $17.95
Shareholders' Equity (billions)                           $8.8

                                                   Quarter Ended
                                                      March 31,
                                                         1997
                                                   -------------

Return on Average Equity*                                23.0%
Common Shares Outstanding (millions)                     470.9
Book Value per Common Share:
     Actual                                             $17.80
     Pro Forma*                                         $17.44
Shareholders' Equity (billions)                           $8.4

* Excludes the effect of SFAS #115 and for ROE, also excludes a fourth quarter 1996 $300 million gain on the exchange of the Company's DECS and $138 restructuring charge.

(Preliminary)           Travel Related Services
                        -----------------------
                          Statement of Income
                          -------------------
                              (Unaudited)
(Dollars in millions)
                                     Quarter Ended
                                        March 31,
                                     --------------  Percentage
                                     1998      1997    Inc/(Dec)
                                     ----      ----   ----------
Net Revenues:
  Discount Revenue                 $1,429    $1,306        9.4%
  Net Card Fees                       398       405       (1.8)
  Travel Commissions and Fees         351       336        4.2
  Other Revenues                      588       529       11.3
  Lending:
    Finance Charge Revenue            478       431       10.9
    Interest Expense                  161       143       12.7
                                   -------   -------
      Net Finance Charge Revenue      317       288       10.0
                                   -------   -------
    Total Net Revenues              3,083     2,864        7.6
                                   -------   -------
Expenses:
    Marketing and Promotion           244       195       25.6
    Provision for Losses and Claims:
      Charge Card                     218       190       14.6
      Lending                         218       211        3.1
      Other                            13        16      (16.7)
                                   -------   -------
         Total                        449       417        7.6
                                   -------   -------
    Charge Card Interest Expense      197       169       16.4
    Net Discount Expense              140       151       (7.6)
    Human Resources                   787       731        7.7
    Other Operating Expenses          784       784          -
                                   -------   -------
      Total Expenses                2,601     2,447        6.3
                                   -------   -------
Pretax Income                         482       417       15.6
Income Tax Provision                  167       150       11.2
                                   -------   -------
Net Income                           $315      $267       18.0
                                   =======   =======

(Preliminary)            Travel Related Services
                         -----------------------
                           Statement of Income
                           -------------------
                      (Unaudited, Managed Asset Basis)
(Dollars in millions)
                                     Quarter Ended
                                        March 31,
                                     -------------- Percentage
                                      1998     1997  Inc/(Dec)
                                      ----     ---- ----------
Net Revenues:
  Discount Revenue                  $1,429   $1,306      9.4%
  Net Card Fees                        398      405     (1.8)
  Travel Commissions and Fees          351      336      4.2
  Other Revenues                       511      479      6.9
  Lending:
    Finance Charge Revenue             584      478     22.0
    Interest Expense                   194      160     21.0
                                    -------  -------
      Net Finance Charge Revenue       390      318     22.5
                                    -------  -------
    Total Net Revenues               3,079    2,844      8.3
                                    -------  -------
Expenses:
  Marketing and Promotion              244      195     25.6
  Provision for Losses and Claims:
    Charge Card                        273      252      8.2
    Lending                            248      222     11.6
    Other                               13       16    (16.7)
                                    -------  -------
      Total                            534      490      9.0
                                    -------  -------
  Charge Card Interest Expense         248      227      8.8
  Human Resources                      787      731      7.7
  Other Operating Expenses             784      784        -
                                    -------  -------
    Total Expenses                   2,597    2,427      7.0
                                    -------  -------
Pretax Income                          482      417     15.6
Income Tax Provision                   167      150     11.2
                                    -------  -------
Net Income                            $315     $267     18.0
                                    =======  =======

This Statement of Income is provided on a Managed Asset Basis for analytical purposes only. It presents the income statement of TRS as if there had been no securitization transactions.

(Preliminary)               Travel Related Services
                            -----------------------
			Selected Statistical Information
                        --------------------------------
                                  (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                      Quarter Ended
                                        March 31,
                                      -------------   Percentage
                                      1998      1997   Inc/(Dec)
                                      ----      ----  ----------
Total Cards in Force (millions):
  United States                       29.5      29.6     (0.1)%
  Outside the United States           13.8      12.3     11.5
                                    -------   -------
    Total                             43.3      41.9      3.3
                                    =======   =======
Basic Cards in Force (millions):
  United States                       23.3      22.9      1.2
  Outside the United States           10.6       9.6     11.2
                                    -------   -------
    Total                             33.9      32.5      4.2
                                    =======   =======
Card Billed Business:
  United States                      $38.5     $34.6     11.2
  Outside the United States           14.1      13.3      6.3
                                    -------   -------
    Total                            $52.6     $47.9      9.8
                                    =======   =======

Average Discount Rate*               2.74%     2.75%        -
Average Basic Cardmember
     Spending (dollars)*            $1,600    $1,498      6.8
Average Fee per Card (dollars)*        $38       $39     (2.6)

Travel Sales                          $4.3      $3.9      8.9
 Travel Commissions and Fees/Sales**  8.2%      8.6%        -

Total Debt                           $24.9     $22.1     13.0
Shareholder's Equity                  $4.8      $4.5      6.9
Return on Average Equity***          25.7%     23.6%        -
Return on Average Assets***           3.1%      2.9%        -

  * Computed excluding Cards issued by strategic alliance partners and independent operators as well as business billed on those Cards.
 ** Computed from information provided herein.
*** Excluding the effect of SFAS #115 and the fourth quarter 1996 restructuring charge of $125 million after-tax.

(Preliminary)              Travel Related Services
                           -----------------------
                 Selected Statistical Information (continued)
                 --------------------------------------------
                                 (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                       Quarter Ended
                                          March 31,
                                       -------------  Percentage
                                        1998    1997   Inc/(Dec)
                                        ----    ----  ----------
Owned and Managed Charge Card
  Receivables:
  Total Receivables                    $22.0   $21.2       3.6%
  90 Days Past Due as a % of Total      3.4%    3.5%         -
  Loss Reserves (millions)              $967    $921       4.9
    % of Receivables                    4.4%    4.3%         -
    % of 90 Days Past Due               131%    124%         -
  Net Loss Ratio                       0.47%   0.50%         -

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                          $14.2   $12.9      10.1
  Past Due Loans as a % of Total:
    30-89 Days                          2.5%    2.6%         -
    90+ Days                            1.1%    1.0%         -
  Loss Reserves (millions):
    Beginning Balance                   $589    $488      20.8
      Provision                          221     201       9.9
      Net Charge-Offs/Other             (219)   (156)     40.4
                                      -------  -------
    Ending Balance                      $591    $533      10.9
                                      =======  =======
    % of Loans                          4.2%     4.1%        -
    % of Past Due                       117%     115%        -
  Average Loans                        $14.2    $12.8     11.4
  Net Write-Off Rate                    6.3%     5.1%        -
  Net Interest Yield                    9.6%     8.7%        -


(Preliminary)         Travel Related Services
                      ----------------------
                       Statement of Income
                       -------------------
                          (Unaudited)
(Dollars in millions)
                                            Quarter Ended
                                              March 31,
                                                1998
                                                ----
Net Revenues:
     Discount Revenue                         $1,429
     Net Card Fees                               398
     Travel Commissions and Fees                 351
     Other Revenues                              588
     Lending:
          Finance Charge Revenue                 478
          Interest Expense                       161
                                              ------
               Net Finance Charge Revenue        317
                                              ------
          Total Net Revenues                   3,083
                                              ------
Expenses:
     Marketing and Promotion                     244
     Provision for Losses and Claims:
          Charge Card                            218
          Lending                                218
          Other                                   13
                                              ------
               Total                             449
                                              ------
     Charge Card Interest Expense                197
     Net Discount Expense                        140
     Human Resources                             787
     Other Operating Expenses                    784
                                              ------
          Total Expenses                       2,601
                                              ------
Pretax Income                                    482
Income Tax Provision                             167
                                              ------
Net Income                                      $315
                                              ======

                                             Quarter Ended
                                              December 31,
                                                1997
Net Revenues:                                   ----
     Discount Revenue                         $1,530
     Net Card Fees                               397
     Travel Commissions and Fees                 402
     Other Revenues                              573
     Lending:
          Finance Charge Revenue                 487
          Interest Expense                       153
                                              ------
               Net Finance Charge Revenue        334
                                              ------
          Total Net Revenues                   3,236
                                              ------
Expenses:
     Marketing and Promotion                     309
     Provision for Losses and Claims:
          Charge Card                            201
          Lending                                239
          Other                                   14
                                              ------
               Total                             454
                                              ------
     Charge Card Interest Expense                213
     Net Discount Expense                        139
     Human Resources                             805
     Other Operating Expenses                    877
                                              ------
          Total Expenses                       2,797
                                              ------
Pretax Income                                    439
Income Tax Provision                             158
                                              ------
Net Income                                      $281
                                              ======

                                             Quarter Ended
                                              September 30,
                                                 1997
                                                 ----
Net Revenues:
     Discount Revenue                         $1,422
     Net Card Fees                               399
     Travel Commissions and Fees                 370
     Other Revenues                              574
     Lending:
          Finance Charge Revenue                 472
          Interest Expense                       154
                                              ------
               Net Finance Charge Revenue        318
                                              ------
          Total Net Revenues                   3,083
                                              ------
Expenses:
     Marketing and Promotion                     290
     Provision for Losses and Claims:
          Charge Card                            228
          Lending                                179
          Other                                   14
                                              ------
               Total                             421
                                              ------
     Charge Card Interest Expense                186
     Net Discount Expense                        142
     Human Resources                             776
     Other Operating Expenses                    799
                                              ------
          Total Expenses                       2,614
                                              ------
Pretax Income                                    469
Income Tax Provision                             159
                                              ------
Net Income                                      $310
                                              ======

                                           Quarter Ended
                                              June 30,
                                                1997
                                                ----
Net Revenues:
     Discount Revenue                         $1,407
     Net Card Fees                               403
     Travel Commissions and Fees                 381
     Other Revenues                              536
     Lending:
          Finance Charge Revenue                 458
          Interest Expense                       154
                                              ------
               Net Finance Charge Revenue        304
                                              ------
          Total Net Revenues                   3,031
                                              ------
Expenses:
     Marketing and Promotion                     233
     Provision for Losses and Claims:
          Charge Card                            239
          Lending                                187
          Other                                   15
                                              ------
               Total                             441
                                              ------
     Charge Card Interest Expense                174
     Net Discount Expense                        165
     Human Resources                             764
     Other Operating Expenses                    794
                                              ------
          Total Expenses                       2,571
                                              ------
Pretax Income                                    460
Income Tax Provision                             155
                                              ------
Net Income                                      $305
                                              ======

                                           Quarter Ended
                                              March 31,
                                                1997
                                                ----
Net Revenues:
     Discount Revenue                         $1,306
     Net Card Fees                               405
     Travel Commissions and Fees                 336
     Other Revenues                              529
     Lending:
          Finance Charge Revenue                 431
          Interest Expense                       143
                                              ------

               Net Finance Charge Revenue        288
                                              ------
          Total Net Revenues                   2,864
                                              ------
Expenses:
     Marketing and Promotion                     195
     Provision for Losses and Claims:
          Charge Card                            190
          Lending                                211
          Other                                   16
                                              ------
               Total                             417
                                              ------
     Charge Card Interest Expense                169
     Net Discount Expense                        151
     Human Resources                             731
     Other Operating Expenses                    784
                                              ------
          Total Expenses                       2,447
                                              ------
Pretax Income                                    417
Income Tax Provision                             150
                                              ------
Net Income                                      $267
                                              ======

(Preliminary)         Travel Related Services
                      -----------------------
                        Statement of Income
                        -------------------
                  (Unaudited, Managed Asset Basis)

(Dollars in millions)                       Quarter Ended
                                              March 31,
                                                1998
                                                ----
Net Revenues:
     Discount Revenue                         $1,429
     Net Card Fees                               398
     Travel Commissions and Fees                 351
     Other Revenues                              511
     Lending:
          Finance Charge Revenue                 584
          Interest Expense                       194
                                              ------
               Net Finance Charge Revenue        390
                                              ------
          Total Net Revenues                   3,079
                                              ------
Expenses:
     Marketing and Promotion                     244
     Provision for Losses and Claims:
          Charge Card                            273
          Lending                                248
          Other                                   13
                                              ------
               Total                             534
                                              ------
     Charge Card Interest Expense                248
     Human Resources                             787
     Other Operating Expenses                    784
                                              ------
          Total Expenses                       2,597
                                              ------
Pretax Income                                    482
Income Tax Provision                             167
                                              ------
Net Income                                      $315
                                              ======

                                           Quarter Ended
                                            December 31,
                                               1997
                                               ----
Net Revenues:
     Discount Revenue                         $1,530
     Net Card Fees                               398
     Travel Commissions and Fees                 402
     Other Revenues                              516
     Lending:
          Finance Charge Revenue                 574
          Interest Expense                       186
                                              ------
               Net Finance Charge Revenue        388
                                              ------
          Total Net Revenues                   3,234
                                              ------
Expenses:
     Marketing and Promotion                     309
     Provision for Losses and Claims:
          Charge Card                            255
          Lending                                269
          Other                                   14
                                              ------
               Total                             538
                                              ------
     Charge Card Interest Expense                266
     Human Resources                             805
     Other Operating Expenses                    877
                                              ------
          Total Expenses                       2,795
                                              ------
Pretax Income                                    439
Income Tax Provision                             158
                                              ------
Net Income                                      $281
                                              ======

                                            Quarter Ended
                                            September 30,
                                                1997
                                                ----
Net Revenues:
     Discount Revenue                         $1,422
     Net Card Fees                               403
     Travel Commissions and Fees                 370
     Other Revenues                              514
     Lending:
          Finance Charge Revenue                 548
          Interest Expense                       177
                                              ------
               Net Finance Charge Revenue        371
                                              ------
          Total Net Revenues                   3,080
                                              ------
Expenses:
     Marketing and Promotion                     253
     Provision for Losses and Claims:
          Charge Card                            284
          Lending                                243
          Other                                   14
                                              ------
               Total                             541
                                              ------
     Charge Card Interest Expense                242
     Human Resources                             776
     Other Operating Expenses                    799
                                              ------
          Total Expenses                       2,611
                                              ------


Pretax Income                                    469
Income Tax Provision                             159
                                              ------
Net Income                                      $310
                                              ======

                                         Quarter Ended
                                            June 30,
                                              1997
                                              ----
Net Revenues:
     Discount Revenue                         $1,407
     Net Card Fees                               404
     Travel Commissions and Fees                 381
     Other Revenues                              493
     Lending:
          Finance Charge Revenue                 505
          Interest Expense                       171
                                              ------
               Net Finance Charge Revenue        334
                                              ------
          Total Net Revenues                   3,019
                                              ------
Expenses:
     Marketing and Promotion                     233
     Provision for Losses and Claims:
          Charge Card                            313
          Lending                                203
          Other                                   15
                                              ------
               Total                             531
                                              ------
     Charge Card Interest Expense                237
     Human Resources                             764
     Other Operating Expenses                    794
                                              ------
          Total Expenses                       2,559
                                              ------
Pretax Income                                    460
Income Tax Provision                             155
                                              ------
Net Income                                      $305
                                              ======

                                          Quarter Ended
                                            March 31,
                                               1997
                                               ----
Net Revenues:
     Discount Revenue                         $1,306
     Net Card Fees                               405
     Travel Commissions and Fees                 336
     Other Revenues                              479
     Lending:
          Finance Charge Revenue                 478
          Interest Expense                       160
                                              ------


               Net Finance Charge Revenue        318
                                              ------
          Total Net Revenues                   2,844
                                              ------
Expenses:
     Marketing and Promotion                     195
     Provision for Losses and Claims:
          Charge Card                            252
          Lending                                222
          Other                                   16
                                              ------
               Total                             490
                                              ------
     Charge Card Interest Expense                227
     Human Resources                             731
     Other Operating Expenses                    784
                                              ------
          Total Expenses                       2,427
                                              ------
Pretax Income                                    417
Income Tax Provision                             150
                                              ------
Net Income                                      $267
                                              ======

This Statement of Income is provided on a Managed Asset Basis for analytical purposes only. It presents the income statement of TRS as if there had been no securitization transactions.
Under Statement of Financial Accounting Standards No. 125
(SFAS 125), which prescribes the accounting for securitized loans and receivables, TRS recognized a pretax gain of $37 million in the third quarter of 1997 ($24 million after-tax) related to securitization of U.S. lending receivables. This gain was invested in additional Marketing and Promotion expenses and had no material impact on net income or total expenses in the third quarter of 1997. For purposes of this presentation such gain and a corresponding $37 million increase in Marketing and Promotion expenses have been eliminated in the third quarter of 1997.

(Preliminary)         Travel Related Services
                       -----------------------
                   Selected Statistical Information
                   --------------------------------
                             (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                            Quarter Ended
                                              March 31,
                                                1998
                                                ----
Total Cards in Force (millions):
     United States                               29.5
     Outside the United States                   13.8
                                              -------
          Total                                  43.3
                                              =======
Basic Cards in Force (millions):
     United States                               23.3
     Outside the United States                   10.6
                                              -------
          Total                                  33.9
                                              =======
Card Billed Business:
     United States                              $38.5
     Outside the United States                   14.1
                                              -------
          Total                                 $52.6
                                              =======
Average Discount Rate*                          2.74%
Average Basic Cardmember
     Spending (dollars)*                       $1,600
Average Fee per Card (dollars)*                   $38
Travel Sales                                     $4.3
Travel Commissions and Fees/Sales**              8.2%

Total Debt                                      $24.9
Shareholder's Equity                             $4.8
Return on Average Equity***                     25.7%
Return on Average Assets***                      3.1%

                                             Quarter Ended
                                              December 31,
                                                 1997
                                                 ----
Total Cards in Force (millions):
     United States                               29.6
     Outside the United States                   13.1
                                              -------
          Total                                  42.7
                                              =======
Basic Cards in Force (millions):
     United States                               23.3
     Outside the United States                   10.0
                                              -------
          Total                                  33.3
                                              =======
Card Billed Business:
     United States                              $40.7
     Outside the United States                   16.0
                                              -------
          Total                                 $56.7
                                              =======
Average Discount Rate*                          2.73%
Average Basic Cardmember
     Spending (dollars)*                       $1,731
Average Fee per Card (dollars)*                   $38
Travel Sales                                     $4.8
Travel Commissions and Fees/Sales**              8.4%

Total Debt                                      $26.9
Shareholder's Equity                             $4.6
Return on Average Equity***                     25.1%
Return on Average Assets***                      3.0%

                                            Quarter Ended
                                            September 30,
                                                1997
                                                ----
Total Cards in Force (millions):
     United States                               29.6
     Outside the United States                   12.8
                                              -------
          Total                                  42.4
                                              =======
Basic Cards in Force (millions):
     United States                               23.2
     Outside the United States                    9.8
                                              -------
          Total                                  33.0
                                              =======
Card Billed Business:
     United States                              $38.0
     Outside the United States                   14.7
                                              -------
          Total                                 $52.7
                                              =======
Average Discount Rate*                          2.72%
Average Basic Cardmember
     Spending (dollars)*                       $1,616
Average Fee per Card (dollars)*                   $38
Travel Sales                                     $4.2
Travel Commissions and Fees/Sales**              8.8%

Total Debt                                      $25.3
Shareholder's Equity                             $4.9
Return on Average Equity***                     24.8%
Return on Average Assets***                      3.1%








                                            Quarter Ended
                                              June 30,
                                                1997
                                                ----
Total Cards in Force (millions):
     United States                               29.7
     Outside the United States                   12.6
                                              -------
          Total                                  42.3
                                              =======
Basic Cards in Force (millions):
     United States                               23.2
     Outside the United States                    9.7
                                              -------
          Total                                  32.9
                                              =======
Card Billed Business:
     United States                              $37.2
     Outside the United States                   14.7
                                              -------
          Total                                 $51.9
                                              =======
Average Discount Rate*                          2.74%
Average Basic Cardmember
     Spending (dollars)*                       $1,602
Average Fee per Card (dollars)*                   $39

Travel Sales                                     $4.5
Travel Commissions and Fees/Sales**              8.5%

Total Debt                                      $24.0
Shareholder's Equity                             $4.7
Return on Average Equity***                     24.2%
Return on Average Assets***                      3.0%

                                           Quarter Ended
                                              March 31,
                                                1997
                                                ----
Total Cards in Force (millions):
     United States                               29.6
     Outside the United States                   12.3
                                              -------
          Total                                  41.9
                                              =======
Basic Cards in Force (millions):
     United States                               22.9
     Outside the United States                    9.6
                                              -------
          Total                                  32.5
                                              =======
Card Billed Business:
     United States                              $34.6
     Outside the United States                   13.3
                                              -------
          Total                                 $47.9
                                              =======
Average Discount Rate*                          2.75%
Average Basic Cardmember
     Spending (dollars)*                       $1,498
Average Fee per Card (dollars)*                   $39

Travel Sales                                     $3.9
Travel Commissions and Fees/Sales**              8.6%

Total Debt                                      $22.1
Shareholder's Equity                             $4.5
Return on Average Equity***                     23.6%
Return on Average Assets***                      2.9%

  * Computed excluding Cards issued by strategic alliance partners and independent operators as well as business billed on those Cards.
 **  Computed from information provided herein.
*** Excluding the effect of SFAS #115 and the fourth quarter 1996 restructuring charge of $125 million after-tax.

(Preliminary)         Travel Related Services
                      -----------------------
             Selected Statistical Information (continued)
             --------------------------------------------
                            (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                            Quarter Ended
                                              March 31,
                                                1998
                                                ----
Owned and Managed Charge Card
    Receivables:
     Total Receivables                         $22.0
     90 Days Past Due as a % of Total           3.4%
     Loss Reserves (millions)                   $967
          % of Receivables                      4.4%
          % of 90 Days Past Due                 131%
     Net Loss Ratio                            0.47%

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                               $14.2
     Past Due Loans as a % of Total:
          30-89 Days                            2.5%
          90+ Days                              1.1%
     Loss Reserves (millions):
          Beginning Balance                     $589
               Provision                         221
               Net Charge-Offs/Other            (219)
                                              -------
          Ending Balance                        $591
                                              =======
          % of Loans                            4.2%
          % of Past Due                         117%
     Average Loans                             $14.2
     Net Write-Off Rate                         6.3%
     Net Interest Yield                         9.6%

                                            Quarter Ended
                                             December 31,
                                                1997
                                                ----
Owned and Managed Charge Card
    Receivables:
     Total Receivables                         $23.5
     90 Days Past Due as a % of Total           3.1%
     Loss Reserves (millions)                   $951
          % of Receivables                      4.0%
          % of 90 Days Past Due                 132%
     Net Loss Ratio                            0.49%

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                               $14.6
     Past Due Loans as a % of Total:
          30-89 Days                            2.4%
          90+ Days                              1.1%

     Loss Reserves (millions):
          Beginning Balance                     $556
               Provision                         247
               Net Charge-Offs/Other            (214)
                                              -------
          Ending Balance                        $589
                                              =======
          % of Loans                            4.0%
          % of Past Due                         116%
     Average Loans                             $13.9
     Net Write-Off Rate                         6.3%
     Net Interest Yield                         9.4%

                                             Quarter Ended
                                             September 30,
                                                1997
                                                ----
Owned and Managed Charge Card
    Receivables:
     Total Receivables                         $22.5
     90 Days Past Due as a % of Total           3.2%
     Loss Reserves (millions)                   $970
          % of Receivables                      4.3%
          % of 90 Days Past Due                 133%
     Net Loss Ratio                            0.52%

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                               $13.5
     Past Due Loans as a % of Total:
          30-89 Days                            2.5%
          90+ Days                              1.1%
     Loss Reserves (millions):
          Beginning Balance                     $534
               Provision                         220
               Net Charge-Offs/Other            (198)
                                              -------
          Ending Balance                        $556
                                              =======
          % of Loans                             4.1%
          % of Past Due                          115%
     Average Loans                              $13.4
     Net Write-Off Rate                          6.5%
     Net Interest Yield                          9.4%

                                           Quarter Ended
                                              June 30,
                                                1997
                                                ----
Owned and Managed Charge Card
    Receivables:
     Total Receivables                          $22.2
     90 Days Past Due as a % of Total            3.3%
     Loss Reserves (millions)                    $976
          % of Receivables                       4.4%
          % of 90 Days Past Due                  134%
     Net Loss Ratio                             0.50%


Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                                $13.2
     Past Due Loans as a % of Total:
          30-89 Days                             2.5%
          90+ Days                               1.1%
     Loss Reserves (millions):
          Beginning Balance                      $533
               Provision                          198
               Net Charge-Offs/Other             (197)
                                              --------
          Ending Balance                         $534
                                              ========
          % of Loans                             4.1%
          % of Past Due                          113%
     Average Loans                              $13.2
     Net Write-Off Rate                          6.0%
     Net Interest Yield                          8.7%

                                           Quarter Ended
                                              March 31,
                                                1997
                                                ----
Owned and Managed Charge Card
    Receivables:
     Total Receivables                          $21.2
     90 Days Past Due as a % of Total            3.5%
     Loss Reserves (millions)                    $921
          % of Receivables                       4.3%
          % of 90 Days Past Due                  124%
     Net Loss Ratio                             0.50%

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                                $12.9
     Past Due Loans as a % of Total:
          30-89 Days                             2.6%
          90+ Days                               1.0%
     Loss Reserves (millions):
          Beginning Balance                      $488
               Provision                          201
               Net Charge-Offs/Other             (156)
                                              --------
          Ending Balance                         $533
                                              ========
          % of Loans                             4.1%
          % of Past Due                          115%
     Average Loans                              $12.8
     Net Write-Off Rate                          5.1%
     Net Interest Yield                          8.7%


(Preliminary)         American Express Financial Advisors
                      -----------------------------------
                              Statement of Income
                              -------------------
				(Unaudited)
(Dollars in millions)
                                     Quarter Ended
                                        March 31,
                                    --------------    Percentage
                                    1998      1997     Inc/(Dec)
                                    ----      ----    ----------
Revenues:
  Investment Income                 $613      $570        7.6%
  Management and Distribution Fees   418       331       26.2
  Other Revenues                     190       183        4.0
                                   -----     -----
   Total Revenues                  1,221     1,084       12.7
                                   -----     -----
Expenses:
  Provision for Losses and Benefits:
    Annuities                        297       305       (2.8)
    Insurance                        117       104       12.9
    Investment Certificates           73        42       74.2
                                   -----     -----
      Total                          487       451        8.0
  Human Resources                    336       300       12.3
  Other Operating Expenses           127        97       30.6
                                   -----     -----
    Total Expenses                   950       848       12.1
                                   -----     -----
Pretax Income                        271       236       14.8
Income Tax Provision                  85        79        7.8
                                   -----     -----
Net Income                          $186      $157       18.3
                                   =====     =====

(Preliminary)           American Express Financial Advisors
                        -----------------------------------
                          Selected Statistical Information
                          --------------------------------
                                     (Unaudited)

(Dollars in millions, except where indicated)

                                        Quarter Ended
                                          March 31,
                                        -------------  Percentage
                                        1998     1997   Inc/(Dec)
                                        ----     ----  ----------
Revenues, Net of Provisions               $734     $633    16.0%
Investments (billions)                   $31.1    $28.9     7.8
Client Contract Reserves (billions)      $30.3    $29.1     4.1
Shareholder's Equity (billions)           $3.8     $3.1    22.6
Return on Average Equity*                22.1%    20.8%       -

Life Insurance in Force (billions)       $76.1    $69.2     9.9
Assets Owned, Managed or
   Administered (billions):
     Assets managed for institutions     $42.3    $36.4    16.3
     Assets owned, managed or
       administered for individuals:
         Owned Assets:
           Separate Account Assets        26.0     18.4    41.2
           Other Owned Assets             37.0     34.9     6.3
                                        ------   ------
             Total Owned Assets           63.0     53.3    18.3
         Managed Assets                   80.2     60.0    33.6
         Administered Assets               9.9      4.9       #
                                        ------   ------
             Total                      $195.4   $154.6    26.4
                                        ======   ======
Market Appreciation (Depreciation)
  During the Period:
   Owned Assets:
     Separate Account Assets            $2,610    $(544)      -
     Other Owned Assets                    $18    $(244)      -
   Total Managed Assets                 $8,844  $(1,624)      -

Sales of Selected Products:
   Mutual Funds                         $5,095   $4,029    26.5
   Annuities                              $651     $870   (25.2)
   Investment Certificates                $458     $190       #
   Life and Other Insurance Products       $83     $103   (19.2)

Number of Financial Advisors             9,838**  8,426    16.8
Fees From Financial Plans (thousands)  $17,521  $13,336    31.4
Product Sales Generated from Financial
  Plans as a Percentage of Total Sales   65.1%    64.6%       -

#  Denotes variance of more than 100%.
*  Excluding the effect of SFAS #115.
** Includes 1,105 advisors from the acquisition of Securities
   America in the first quarter of 1998.

(Preliminary)         American Express Financial Advisors
                      -----------------------------------
                              Statement of Income
                              -------------------
                                   (Unaudited)
(Dollars in millions)
                                                   Quarter Ended
                                                      March 31,
                                                         1998
                                                   -------------
Revenues:
     Investment Income                                   $613
     Management and Distribution Fees                     418
     Other Revenues                                       190
                                                       ------
          Total Revenues                                1,221
                                                       ------
Expenses:
     Provision for Losses and Benefits:
          Annuities                                       297
          Insurance                                       117
          Investment Certificates                          73
                                                        ------
               Total                                      487
     Human Resources                                      336
     Other Operating Expenses                             127
                                                        ------
          Total Expenses                                  950
                                                        ------
Pretax Income                                             271
Income Tax Provision                                       85
                                                        ------
Net Income                                               $186
                                                        ======

                                                   Quarter Ended
                                                    December 31,
                                                         1997
                                                   -------------
Revenues:
     Investment Income                                   $595
     Management and Distribution Fees                     404
     Other Revenues                                       203
                                                       ------
          Total Revenues                                1,202
                                                       ------
Expenses:
     Provision for Losses and Benefits:
          Annuities                                       298
          Insurance                                       121
          Investment Certificates                          53
                                                        ------
               Total                                      472
     Human Resources                                      321
     Other Operating Expenses                             150
                                                        ------
          Total Expenses                                  943
                                                        ------
Pretax Income                                             259

Income Tax Provision                                       76
                                                        ------
Net Income                                               $183
                                                        ======

                                                   Quarter Ended
                                                   September 30,
                                                         1997
                                                   -------------
Revenues:
     Investment Income                                   $587
     Management and Distribution Fees                     391
     Other Revenues                                       191
                                                       ------
          Total Revenues                                1,169
                                                       ------
Expenses:
     Provision for Losses and Benefits:
          Annuities                                       307
          Insurance                                       114
          Investment Certificates                          48
                                                        ------
               Total                                      469
     Human Resources                                      313
     Other Operating Expenses                             126
                                                        ------
          Total Expenses                                  908
                                                        ------
Pretax Income                                             261
Income Tax Provision                                       77
                                                        ------
Net Income                                               $184
                                                        ======

                                                   Quarter Ended
                                                       June 30,
                                                         1997
                                                   -------------
Revenues:
     Investment Income                                   $586
     Management and Distribution Fees                     360
     Other Revenues                                       197
                                                        ------
          Total Revenues                                1,143
                                                        ------
Expenses:
     Provision for Losses and Benefits:
          Annuities                                       304
          Insurance                                       113
          Investment Certificates                          58
                                                        ------
               Total                                      475
     Human Resources                                      294
     Other Operating Expenses                             109
                                                        ------
          Total Expenses                                  878
                                                        ------


Pretax Income                                             265
Income Tax Provision                                       82
                                                        ------
Net Income                                               $183
                                                        ======

                                                   Quarter Ended
                                                      March 31,
                                                         1997
                                                   -------------
Revenues:
     Investment Income                                   $570
     Management and Distribution Fees                     331
     Other Revenues                                       183
                                                        ------
          Total Revenues                                1,084
                                                        ------
Expenses:
     Provision for Losses and Benefits:
          Annuities                                       305
          Insurance                                       104
          Investment Certificates                          42
                                                        ------
               Total                                      451
     Human Resources                                      300
     Other Operating Expenses                              97
                                                        ------
          Total Expenses                                  848
                                                        ------
Pretax Income                                             236
Income Tax Provision                                       79
                                                        ------
Net Income                                               $157
                                                        ======

(Preliminary)        American Express Financial Advisors
                     -----------------------------------
                       Selected Statistical Information
                       --------------------------------
                                 (Unaudited)

(Dollars in millions, except where indicated)
                                                   Quarter Ended
                                                      March 31,
                                                         1998
                                                   -------------
Revenues, Net of Provisions                              $734
Investments (billions)                                  $31.1
Client Contract Reserves (billions)                     $30.3
Shareholder's Equity (billions)                          $3.8
Return on Average Equity*                               22.1%

Life Insurance in Force (billions)                      $76.1
Assets Owned, Managed or Administered (billions):
     Assets managed for institutions                    $42.3
     Assets owned, managed or administered
        for individuals:
          Owned Assets:
               Separate Account Assets                   26.0
               Other Owned Assets                        37.0
                                                       ------
                    Total Owned Assets                   63.0
          Managed Assets                                 80.2
          Administered Assets                             9.9
                                                       ------
               Total                                   $195.4
                                                       ======
Market Appreciation (Depreciation) During the Period:
     Owned Assets:
          Separate Account Assets                      $2,610
          Other Owned Assets                              $18
     Total Managed Assets                              $8,844

Sales of Selected Products:
     Mutual Funds                                      $5,095
     Annuities                                           $651
     Investment Certificates                             $458
     Life and Other Insurance Products                    $83

Number of Financial Advisors                            9,838**
Fees From Financial Plans (thousands)                 $17,521
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales               65.1%








                                                   Quarter Ended
                                                    December 31,
                                                         1997
                                                   -------------

Revenues, Net of Provisions                              $731
Investments (billions)                                  $30.7
Client Contract Reserves (billions)                     $30.2
Shareholder's Equity (billions)                          $3.7
Return on Average Equity*                               21.8%

Life Insurance in Force (billions)                      $74.5
Assets Owned, Managed or Administered (billions):
     Assets managed for institutions                    $40.8
     Assets owned, managed or administered
        for individuals:
          Owned Assets:
               Separate Account Assets                   23.2
               Other Owned Assets                        36.6
                                                        ------
                    Total Owned Assets                   59.8
          Managed Assets                                 72.8
          Administered Assets                             8.4
                                                       ------
               Total                                   $181.8
                                                       ======
Market Appreciation (Depreciation) During the Period:
     Owned Assets:
          Separate Account Assets                       $(389)
          Other Owned Assets                              $46
     Total Managed Assets                               $(415)

Sales of Selected Products:
     Mutual Funds                                      $4,563
     Annuities                                           $795
     Investment Certificates                             $423
     Life and Other Insurance Products                   $115

Number of Financial Advisors                            8,776
Fees From Financial Plans (thousands)                 $16,708
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales               65.3%

                                                   Quarter Ended
                                                   September 30,
                                                         1997
                                                   -------------

Revenues, Net of Provisions                              $701
Investments (billions)                                  $29.9
Client Contract Reserves (billions)                     $29.8
Shareholder's Equity (billions)                          $3.6
Return on Average Equity*                               21.6%

Life Insurance in Force (billions)                      $72.8
Assets Owned, Managed or Administered (billions):
     Assets managed for institutions                    $41.0


     Assets owned, managed or administered
        for individuals:
          Owned Assets:
               Separate Account Assets                   23.2
               Other Owned Assets                        36.0
                                                       ------
                    Total Owned Assets                   59.2
          Managed Assets                                 71.5
          Administered Assets                             7.4
                                                       ------
               Total                                   $179.1
                                                       ======
Market Appreciation (Depreciation) During the Period:
     Owned Assets:
          Separate Account Assets                      $1,843
          Other Owned Assets                             $195
     Total Managed Assets                              $5,368

Sales of Selected Products:
     Mutual Funds                                      $4,496
     Annuities                                           $861
     Investment Certificates                             $295
     Life and Other Insurance Products                   $103

Number of Financial Advisors                            8,592
Fees From Financial Plans (thousands)                 $15,538
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales               66.5%

                                                   Quarter Ended
                                                      June 30,
                                                         1997
                                                   -------------

Revenues, Net of Provisions                              $668
Investments (billions)                                  $29.3
Client Contract Reserves (billions)                     $29.4
Shareholder's Equity (billions)                          $3.4
Return on Average Equity*                               21.2%

Life Insurance in Force (billions)                      $71.0
Assets Owned, Managed or Administered (billions):
     Assets managed for institutions                    $39.3
     Assets owned, managed or administered
        for individuals:
          Owned Assets:
               Separate Account Assets                   21.1
               Other Owned Assets                        35.2
                                                       ------
                    Total Owned Assets                   56.3
          Managed Assets                                 66.7
          Administered Assets                             6.3
                                                       ------
               Total                                   $168.6
                                                       ======
Market Appreciation (Depreciation) During the Period:
     Owned Assets:
          Separate Account Assets                      $2,260
          Other Owned Assets                             $265
     Total Managed Assets                              $8,406

Sales of Selected Products:
     Mutual Funds                                      $4,091
     Annuities                                           $947
     Investment Certificates                             $285
     Life and Other Insurance Products                   $100

Number of Financial Advisors                            8,476
Fees From Financial Plans (thousands)                 $15,227
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales               66.3%

                                                   Quarter Ended
                                                      March 31,
                                                         1997
                                                   -------------

Revenues, Net of Provisions                              $633
Investments (billions)                                  $28.9
Client Contract Reserves (billions)                     $29.1
Shareholder's Equity (billions)                          $3.1
Return on Average Equity*                               20.8%

Life Insurance in Force (billions)                      $69.2
Assets Owned, Managed or Administered (billions):
     Assets managed for institutions                    $36.4
     Assets owned, managed or administered
        for individuals:
          Owned Assets:
               Separate Account Assets                   18.4
               Other Owned Assets                        34.9
                                                       ------
                    Total Owned Assets                   53.3
          Managed Assets                                 60.0
          Administered Assets                             4.9
                                                       ------
               Total                                   $154.6
                                                       ======
Market Appreciation (Depreciation) During the Period:
     Owned Assets:
          Separate Account Assets                       $(544)
          Other Owned Assets                            $(244)
     Total Managed Assets                             $(1,624)

Sales of Selected Products:
     Mutual Funds                                      $4,029
     Annuities                                           $870
     Investment Certificates                             $190
     Life and Other Insurance Products                   $103

Number of Financial Advisors                            8,426
Fees From Financial Plans (thousands)                 $13,336
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales               64.6%

*  Excluding the effect of SFAS #115.
** Includes 1,105 advisors from the acquisition of Securities
   America in the first quarter of 1998.

(Preliminary)     American Express Bank/Travelers Cheque
                  --------------------------------------
                           Statement of Income
                           -------------------
                               (Unaudited)
(Dollars in millions)
                                   Quarter Ended
                                     March 31,
                                   --------------     Percentage
                                   1998      1997      Inc/(Dec)
                                   ----      ----     ----------
Net Revenues:
  Interest Income                  $210      $218        (3.8)%
  Interest Expense                  139       136         2.0
                                  ------    ------
    Net Interest Income              71        82       (13.4)
  TC Investment Income               80        81        (1.5)
  Foreign Exchange Income            48        19           #
  Commissions, Fees and
   Other Revenue                     58        87       (33.5)
                                  ------    ------
    Total Net Revenues              257       269        (4.5)
                                  ------    ------

Expenses:
  Human Resources                    74        73         1.1
  Other Operating Expenses          124       121         2.3
  Provision for Losses              233        10           #
                                  ------    ------
    Total Expenses                  431       204           #
                                  ------    ------
Pretax Income/(Loss)               (174)       65           -
Income Tax Benefit                  (91)       (4)          #
                                  ------    ------
Net Income/(Loss)                  $(83)      $69           -
                                  ======    ======

  # Denotes variance of more than 100%.

(Preliminary)       American Express Bank/Travelers Cheque
                    --------------------------------------
                       Selected Statistical Information
                       --------------------------------
                                 (Unaudited)

(Dollars in billions, except where indicated)

                                       Quarter Ended
                                          March 31,
                                       -------------  Percentage
                                       1998     1997  Inc/(Dec)
                                       ----     ----  ----------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)  $1,119  $1,085     3.1%
Return on Average Common Equity *       12.5%   27.3%       -
Return on Average Assets *              0.61%   1.36%       -
American Express Bank:
  Total Loans                            $6.0    $6.1    (1.1)
  Total Nonperforming Loans (millions)   $149     $46       #
  Other Nonperforming Assets(millions)   $102     $35       #
  Reserve for Credit Losses (millions)** $359     $132      #
  Loan Loss Reserves as a % of
   Total Loans                           4.9%     2.2%      -
  Deposits                               $8.3     $9.1   (8.4)
  Assets Managed/Administered ***        $5.1     $4.8    6.3
  Assets of Non-Consolidated Joint
    Ventures                             $2.6     $1.3   98.6
  Risk Based Capital Ratios:****
    Tier 1                               9.0%     8.7%      -
    Total                               12.2%    11.8%      -
    Leverage Ratio                       5.1%     5.6%      -
Travelers Cheque:
  Sales                                  $4.8     $5.1   (5.8)
  Average Outstanding                    $5.7     $5.8   (1.8)
  Average Investments                    $5.4     $5.4    0.7
  Tax equivalent yield                   9.2%     9.3%      -

#  Denotes variance of more than 100%.

*  Excludes the effect of SFAS No. 115 for all periods presented.

** Allocation:
    Loans                                $294     $131
    Other Assets, primarily derivatives    59        1
    Other Liabilities                       6        -
                                        ------   ------
       Total Credit Loss Reserves        $359     $132
                                        ======   ======

*** Includes assets managed by American Express Financial
    Advisors.

****1998 amounts are proforma reflecting regulatory capital actions taken in April 1998.

(Preliminary)       American Express Bank/Travelers Cheque
                    --------------------------------------
                             Statement of Income
                             -------------------
                                 (Unaudited)
(Dollars in millions)
                                                   Quarter Ended
                                                      March 31,
                                                         1998
                                                   -------------
Net Revenues:
     Interest Income                                     $210
     Interest Expense                                     139
                                                        ------
          Net Interest Income                              71
     TC Investment Income                                  80
     Foreign Exchange Income                               48
     Commissions, Fees and Other Revenue                   58
                                                        ------
          Total Net Revenues                              257
                                                        ------

Expenses:
     Human Resources                                       74
     Other Operating Expenses                             124
     Provision for Losses                                 233
                                                        ------
          Total Expenses                                  431
                                                        ------
Pretax Income/(Loss)                                     (174)
Income Tax Benefit                                        (91)
                                                        ------
Net Income/(Loss)                                        $(83)
                                                        ======

                                                   Quarter Ended
                                                    December 31,
                                                         1997
                                                   -------------
Net Revenues:
     Interest Income                                     $223
     Interest Expense                                     148
                                                        ------
          Net Interest Income                              75
     TC Investment Income                                  80
     Foreign Exchange Income                               38
     Commissions, Fees and Other Revenue                   90
                                                        ------
          Total Net Revenues                              283
                                                        ------

Expenses:
     Human Resources                                       82
     Other Operating Expenses                             123
     Provision for Losses                                  19
                                                        ------
          Total Expenses                                  224
                                                        ------

Pretax Income/(Loss)                                       59
Income Tax Benefit                                         (7)
                                                        ------
Net Income/(Loss)                                         $66
                                                        ======

                                                   Quarter Ended
                                                   September 30,
                                                         1997
                                                   -------------
Net Revenues:
     Interest Income                                     $230
     Interest Expense                                     148
                                                        ------
          Net Interest Income                              82
     TC Investment Income                                  87
     Foreign Exchange Income                               23
     Commissions, Fees and Other Revenue                   98
                                                        ------
          Total Net Revenues                              290
                                                        ------

Expenses:
     Human Resources                                       76
     Other Operating Expenses                             139
     Provision for Losses                                  16
                                                        ------
          Total Expenses                                  231
                                                        ------
Pretax Income/(Loss)                                       59
Income Tax Benefit                                         (8)
                                                        ------
Net Income/(Loss)                                         $67
                                                        ======

                                                   Quarter Ended
                                                       June 30,
                                                         1997
                                                   -------------
Net Revenues:
     Interest Income                                     $226
     Interest Expense                                     148
                                                        ------
          Net Interest Income                              78
     TC Investment Income                                  83
     Foreign Exchange Income                               21
     Commissions, Fees and Other Revenue                  100
                                                        ------
          Total Net Revenues                              282
                                                        ------

Expenses:
     Human Resources                                       75
     Other Operating Expenses                             133
     Provision for Losses                                   8
                                                        ------
          Total Expenses                                  216
                                                        ------

Pretax Income/(Loss)                                       66
Income Tax Benefit                                         (4)
                                                        ------
Net Income/(Loss)                                         $70
                                                        ======

                                                   Quarter Ended
                                                      March 31,
                                                         1997
                                                   -------------
Net Revenues:
     Interest Income                                     $218
     Interest Expense                                     136
                                                        ------
          Net Interest Income                              82
     TC Investment Income                                  81
     Foreign Exchange Income                               19
     Commissions, Fees and Other Revenue                   87
                                                        ------
          Total Net Revenues                              269
                                                        ------

Expenses:
     Human Resources                                       73
     Other Operating Expenses                             121
     Provision for Losses                                  10
                                                        ------
          Total Expenses                                  204
                                                        ------
Pretax Income/(Loss)                                       65
Income Tax Benefit                                         (4)
                                                        ------
Net Income/(Loss)                                         $69
                                                        ======

(Preliminary)       American Express Bank/Travelers Cheque
                    --------------------------------------
                        Selected Statistical Information
                        --------------------------------
                                  (Unaudited)

(Dollars in billions, except where indicated)

                                                   Quarter Ended
                                                      March 31,
                                                         1998
                                                   -------------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                   $1,119
Return on Average Common Equity *                       12.5 %
Return on Average Assets *                              0.61 %
American Express Bank:
     Total Loans                                          $6.0
     Total Nonperforming Loans (millions)                 $149
     Other Nonperforming Assets (millions)                $102
     Reserve for Credit Losses (millions)**               $359
     Loan Loss Reserves as a % of Total Loans		 4.9 %
     Deposits                                             $8.3
     Assets Managed/Administered ***                      $5.1
     Assets of Non-Consolidated Joint Ventures            $2.6
     Risk-Based Capital Ratios:****
          Tier 1                                         9.0 %
          Total                                         12.2 %
          Leverage Ratio                                 5.1 %
Travelers Cheque:
     Sales                                                $4.8
     Average Outstanding                                  $5.7
     Average Investments                                  $5.4
     Tax equivalent yield                                9.2 %

                                                   Quarter Ended
                                                    December 31,
                                                         1997
                                                   -------------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                   $1,248
Return on Average Common Equity *                       28.7 %
Return on Average Assets *                              1.40 %
American Express Bank:
     Total Loans                                          $6.2
     Total Nonperforming Loans (millions)                  $47
     Other Nonperforming Assets (millions)                 $11
     Reserve for Credit Losses (millions)**               $137
     Loan Loss Reserves as a % of Total Loans		 2.1 %
     Deposits                                             $8.5
     Assets Managed/Administered ***                      $5.0
     Assets of Non-Consolidated Joint Ventures            $2.4
     Risk-Based Capital Ratios:****
          Tier 1                                         8.8 %
          Total                                         12.3 %
          Leverage Ratio                                 5.3 %
Travelers Cheque:
     Sales                                                $5.2
     Average Outstanding                                  $5.7
     Average Investments                                  $5.4
     Tax equivalent yield                                9.2 %

                                                   Quarter Ended
                                                   September 30,
                                                         1997
                                                   -------------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                   $1,203
Return on Average Common Equity *                       27.5 %
Return on Average Assets *                              1.35 %
American Express Bank:
     Total Loans                                          $6.5
     Total Nonperforming Loans (millions)                  $60
     Other Nonperforming Assets (millions)                  $5
     Reserve for Credit Losses (millions)**               $129
     Loan Loss Reserves as a % of Total Loans            1.9 %
     Deposits                                             $9.0
     Assets Managed/Administered ***                      $5.1
     Assets of Non-Consolidated Joint Ventures            $1.6
     Risk-Based Capital Ratios:****
          Tier 1                                         8.6 %
          Total                                         11.6 %
          Leverage Ratio                                 5.4 %
Travelers Cheque:
     Sales                                                $8.1
     Average Outstanding                                  $6.4
     Average Investments                                  $6.0
     Tax equivalent yield                                9.0 %

                                                   Quarter Ended
                                                       June 30,
                                                         1997
                                                   -------------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                   $1,157
Return on Average Common Equity *                       27.8 %
Return on Average Assets *                              1.38 %
American Express Bank:
     Total Loans                                          $6.4
     Total Nonperforming Loans (millions)                  $80
     Other Nonperforming Assets (millions)                  $4
     Reserve for Credit Losses (millions)**               $131
     Loan Loss Reserves as a % of Total Loans            2.0 %
     Deposits                                             $9.0
     Assets Managed / Administered ***                    $5.0
     Assets of Non-Consolidated Joint Ventures            $1.4
     Risk-Based Capital Ratios:****
          Tier 1                                         8.4 %
          Total                                         11.3 %
          Leverage Ratio                                 5.5 %


Travelers Cheque:
     Sales                                                $6.6
     Average Outstanding                                  $6.0
     Average Investments                                  $5.7
     Tax equivalent yield                                9.3 %

                                                   Quarter Ended
                                                      March 31,
                                                         1997
                                                   -------------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                   $1,085
Return on Average Common Equity *                       27.3 %
Return on Average Assets *                              1.36 %
American Express Bank:
     Total Loans                                          $6.1
     Total Nonperforming Loans (millions)                  $46
     Other Nonperforming Assets (millions)                 $35
     Reserve for Credit Losses (millions)**               $132
     Loan Loss Reserves as a % of Total Loans            2.2 %
     Deposits                                             $9.1
     Assets Managed/Administered ***                      $4.8
     Assets of Non-Consolidated Joint Ventures            $1.3
     Risk-Based Capital Ratios:****
          Tier 1                                         8.7 %
          Total                                         11.8 %
          Leverage Ratio                                 5.6 %
Travelers Cheque:
     Sales                                                $5.1
     Average Outstanding                                  $5.8
     Average Investments                                  $5.4
     Tax equivalent yield                                9.3 %

* Excludes the effect of SFAS No. 115 for all periods presented.

**  Allocation:
                                Quarter Ended
           ------------------------------------------------------
           March 31, December 31, September 30, June 30, March 31
              1998        1997          1997       1997     1997
              ----        ----          ----       ----     ----
Loans          $294        $131          $127       $130     $131
Other Assets,
 primarily
 derivatives     59           6             2          1        1
Other
 Liabilities      6           -             -          -        -
              -----       -----         -----      -----    -----
Total Credit
 Loss Reserves $359        $137          $129       $131     $132
              =====       =====         =====      =====    =====

*** Includes assets managed by American Express Financial Advisors.

****1998 amounts are proforma reflecting regulatory capital actions taken in April 1998.

                           American Express Bank
                           ---------------------
                    Asia/Pacific Region Exposure By Country
                    ---------------------------------------
                                (Unaudited)

($ in billions)

                              Net
                           Guarantees         3/31/98    12/31/97
                 FX and        and             Total      Total
Country  Loans Derivatives Contingents Other* Exposure** Exposure
-------  ----- ----------- ----------- ------ ---------- --------
Hong Kong  $0.9     $ -         $ -      $0.1      $1.0      $1.0
Indonesia   0.4     0.2           -       0.1       0.8       0.9
Singapore   0.4       -         0.1         -       0.6       0.6
Korea       0.2     0.1         0.1       0.1       0.5       0.7
Taiwan      0.3       -           -       0.1       0.4       0.5
China       0.1       -           -         -       0.1       0.1
Japan         -       -           -       0.1       0.1       0.2
Thailand    0.1       -           -         -       0.1       0.1
Other       0.1       -           -         -       0.2       0.2
          -----   -----       -----     -----     -----     -----

Total
 Asia**    $2.5    $0.3        $0.4      $0.5      $3.7      $4.3
          =====   =====       =====     =====     =====     =====

  *  Includes cash, placements and securities.
  ** Individual items may not add to totals due to rounding.